UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 9, 2014, InfuSystem Holdings, Inc. (the “Company”), announced the voting results of matters considered during the Company’s Annual Meeting of Stockholders held on May 8, 2014, in Madison Heights, MI. In addition, the Company also announced that the Board of Directors, including its newest member, Gregg O. Lehman, Ph.D., unanimously elected Ryan Morris to serve as Chairman of the InfuSystem Board. Mr. Morris had previously served as Executive Chairman.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements:

None.

(b) Pro forma financial information:

None.

(c) Shell company transactions:

None.

(d) Exhibits

3.1	Amended and Restated Certificate of Incorporation, as amended.

99.1	Press Release of InfuSystem Holdings, Inc. dated May 9, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Jonathan P. Foster
Jonathan P. Foster
Chief Financial Officer

Dated: May 12, 2014

Index to Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation, as amended.

Exhibit 99.1	Press Release of InfuSystem Holdings, Inc. dated May 9, 2014